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- Equinor, Annual Report on Form 20-F 2021

1
I, Anders Opedal,

certify that:

1.

I have reviewed this Annual report on Form

20-F of Equinor ASA;

2.

Based on my knowledge, this report does not

contain any untrue statement of a material fact

or omit to state a material fact
necessary to make the statements made, in light

of the circumstances under which such statements

were made, not misleading with
respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and

other financial information included in this report, fairly

present in all material
respects the financial condition, results of operations and

cash flows of the company as of, and for, the periods presented in this report;

4.

The company’s other certifying officer and I are responsible for establishing and maintaining disclosure

controls and procedures (as
defined in Exchange Act Rules 13a-15(e) and 15d-15(e))

and internal control over financial reporting (as defined

in Exchange Act
Rules 13a-15(f) and 15d-15(f)) for the company

and have:

(a)

Designed such disclosure controls and procedures,

or caused such disclosure controls and procedures

to be designed
under our supervision, to ensure that material information

relating to the company, including its consolidated subsidiaries, is made known to us by others within those entities,

particularly during the period in which this

report is being prepared;

(b)

Designed such internal control over financial reporting,

or caused such internal control over financial reporting

to be
designed under our supervision, to provide reasonable

assurance regarding the reliability of financial reporting

and the
preparation of financial statements for external purposes

in accordance with generally accepted accounting

principles;

(c)

Evaluated the effectiveness of the company’s disclosure controls and procedures and presented in this report our
conclusions about the effectiveness of the disclosure

controls and procedures, as of the end of

the period covered by this
report based on such evaluation; and

(d)

Disclosed in this report any change in the company’s internal control over financial reporting that occurred

during the
period covered by the annual report that has materially

affected, or is reasonably likely to materially affect, the

company’s
internal control over financial reporting; and

5.

The company’s other certifying officer and I have disclosed,

based on our most recent evaluation of internal

control over financial
reporting, to the company’s auditors and the audit

committee of the company’s board of directors (or persons

performing the
equivalent functions):

(a)

All significant deficiencies and material weaknesses

in the design or operation of internal control

over financial reporting
which are reasonably likely to adversely affect the company’s ability to record, process, summarize and report

financial
information; and

(b)

Any fraud, whether or not material, that involves

management or other employees who have a

significant role in the
company’s internal control over financial reporting.

Date:

18 March 2022

By:

/s/

Name:

Anders Opedal

Title:

President and Chief Executive Officer